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                                                                    EXHIBIT 99.1

                          SUPPLEMENTAL INDENTURE NO. 1

                            dated as of May 29, 2003

                                      among

              CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST,

                                      Trust

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,

                                Indenture Trustee

                                       and

                              MILL CREEK BANK INC.

                                    Servicer

                                     to the

                                MASTER INDENTURE

                             Dated as of May 1, 2001

               CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST



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     This Supplemental Indenture No. 1, dated as of May 29, 2003 (this
"Supplemental Indenture"), to the MASTER INDENTURE, dated as of May 1, 2001 (the "Master Indenture"), is entered into by and among CONSECO PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST, a business trust organized under the laws of the State of Delaware, as the Trust (the "Trust"), MILL CREEK BANK INC. (f/k/a Conseco Bank, Inc.), a Utah industrial loan corporation, as Servicer (the "Servicer"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee (the "Indenture Trustee").

     WHEREAS, Series 2001-A, which was issued pursuant to that certain Series 2001-A Indenture Supplement, dated as of May 1, 2001, by and among the Trust, the Indenture Trustee and the Servicer (the "Series 2001-A Supplement"), is currently the only outstanding series of Notes issued under the Trust;

     WHEREAS, Series 2001-A is currently in its Early Amortization Period;

     WHEREAS, following the May 2003 Payment Date, the remaining aggregate principal balance of the Series 2001-A Class A Notes, Class B Notes, Class C Notes and Class D Notes (collectively, the "Series 2001-A Notes" or the "Notes") was approximately $201.9 million;

     WHEREAS, following the May 2003 Payment Date, there was approximately $174.4 million in undistributed cash in the Collection Account (including approximately $120.3 million of Investor Charge-Offs), which amount has not been distributed to Mill Creek Bank Inc., a Utah industrial loan corporation, or Conseco Finance Credit Card Funding Corp., a Minnesota corporation, in their capacities as Transferors (each, a "Transferor," and collectively, the "Transferors");

     WHEREAS, following the May 2003 Payment Date, there was approximately $35.8 million in the Cash Collateral Account and approximately $9.2 million in the Spread Account;

     WHEREAS, the Transferors, pursuant to that certain Supplement, dated the date hereof (the "Supplement"), to the Transfer and Servicing Agreement, dated as of May 1, 2001, by and among each of the Transferors and the Trust, conveyed to the Trust all of their rights, if any, in the amounts remaining in the Series 2001-A Collection Account, Cash Collateral Account and Spread Account and, pursuant to this Supplemental Indenture, hereby instruct the Trust and the Indenture Trustee to apply such funds to defease Series 2001-A in accordance with the terms set forth in the Master Indenture and this Supplemental Indenture;

     WHEREAS, the Transferors and the Servicer desire to apply all of the amounts remaining in the Collection Account, the Cash Collateral Account and the Spread Account, which represent an aggregate of approximately $219.4 million, as Excess Finance Charge Collections to pay off the remaining aggregate principal balance of $201.9 million on the Series 2001-A Notes in connection with the June 2003 Payment Date;

     WHEREAS, Section 10.01(a)(i) of the Master Indenture permits amendment of the Master Indenture (and any supplement thereto) with the consent the Trust, the Servicer and the Indenture Trustee, upon the terms and conditions specified therein;



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     WHEREAS, Section 10.01(a)(i) of the Master Indenture permits amendment of the Master Indenture to correct or amplify the description of any property at any time subject to the lien of the Master Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of the Master Indenture, or to subject to the lien of the Master Indenture any additional property;

     WHEREAS, as required by Section 10.01(a)(i) of the Master Indenture, (i) each Transferor has delivered to the Indenture Trustee an Officer's Certificate, dated the date of this Supplemental Indenture, stating that such Transferor reasonably believes that the execution of this Supplemental Indenture will not have an Adverse Effect, and (ii) a Tax Opinion with respect to this Supplemental Indenture has been delivered to the Indenture Trustee;

     WHEREAS, Section 11.03 of the Master Indenture permits the Trust to irrevocably deposit or cause to be deposited with the Indenture Trustee a combination of cash and Eligible Investments in an amount sufficient to pay and discharge all remaining scheduled interest and principal payments on the outstanding Notes;

     WHEREAS, the Trust and the Servicer desire to ensure that sufficient funds are deposited in trust to defease the remaining scheduled interest and principal payments on the Series 2001-A Notes on or prior to May 30, 2003, for distribution to the Series 2001-A Noteholders on the June 2003 Payment Date;

     WHEREAS, this Supplemental Indenture has been authorized by an Issuer Order executed in the name of the Trust by an Authorized Officer and delivered to the Indenture Trustee; and

     WHEREAS, the parties hereto desire to amend the Master Indenture under the terms and conditions specified herein.

     NOW, THEREFORE, the parties hereto hereby agree that the Master Indenture is hereby amended effective as of the date hereof as follows:

     1. Pledge of Series Accounts. Effective as of the date hereof, the Transferors, pursuant to the Supplement, conveyed to the Trust, and the Trust, pursuant to this Supplemental Indenture, hereby pledges and Grants to the Indenture Trustee, for the benefit of the Series 2001-A Noteholders, all of the Transferors' and the Trust's respective right, title and interest, whether now owned or hereafter acquired, in, to and under any amounts remaining in the Cash Collateral Account and the Spread Account, together with any amounts remaining in the Collection Account, pursuant to the terms of the Master Indenture, the Supplement and this Supplemental Indenture, to be applied to defease Series 2001-A as described in Section 2 below.

     2. Defeasance. In connection with the defeasance of Series 2001-A contemplated by this Supplemental Indenture, and in accordance with the defeasance provisions set forth in Section 11.03 of the Master Indenture, the Trust shall have (i) delivered a statement from a firm of nationally recognized independent public accountants to the effect that the pledge to the Indenture Trustee of the amounts remaining in the Collection Account, Cash Collateral Account and Spread Account is sufficient to pay in full the remaining scheduled interest and principal

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payments on the Series 2001-A Notes, (ii) delivered the Tax Opinion required by
Section 11.03(c)(iii) of the Master Indenture, (iii) delivered an Officer's Certificate of each Transferor stating that such Transferor reasonably believes that such deposit and termination of obligations will not have an Adverse Effect; and (iv) satisfied the Rating Agency Condition with respect to the defeasance of the Series 2001-A Notes. Upon the satisfaction of such conditions, Series 2001-A shall be defeased, and the amounts deposited with the Indenture Trustee shall be used to pay the outstanding aggregate principal balance of the Series 2001-A Notes and any interest due thereunder on the June 2003 Payment Date. Upon the deposit of cash and Eligible Investments in an amount sufficient to pay and discharge the Series 2001-A Notes in full, and upon the satisfaction of the conditions precedent set forth in Section 4.01 of the Master Indenture, the lien of the Master Indenture on all of the Receivables in the Trust shall terminate.

     3. Final Distribution. In accordance with the terms of Section 11.02 of the Master Indenture, the Servicer hereby notifies the Indenture Trustee that the June 2003 Payment Date shall be the date for payment of the final distribution on, and cancellation of, the Series 2001-A Notes. All funds on deposit in the Collection Account, the Cash Collateral Account and the Spread Account shall continue to be held in trust for the Noteholders, and the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes. Any funds remaining after the final distribution to the Noteholders described above shall be distributed in accordance with the terms and conditions of the Master Indenture and the Series 2001-A Supplement.

     4. Additional Representations and Warranties of the Trust. The Trust hereby makes the following representations and warranties. Such representations and warranties shall survive until the termination of the Master Indenture. Such representations and warranties speak as of the date that the funds in the Collection Account, the Cash Collateral Account and the Spread Account (collectively, the "Accounts") are transferred to the Indenture Trustee but shall not be waived by any of the parties to this Supplemental Indenture unless each Rating Agency shall have notified the Trust, the Servicer and the Indenture Trustee in writing that such waiver will not result in a reduction or withdrawal of the rating of any outstanding Series or Class to which it is a Rating Agency.

          (a) The Master Indenture creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code (the "UCC")) (the "Master Indenture Security Interest") in favor of the Indenture Trustee in (i) the Collection Account and all monies and investments deposited therein or credited thereto pursuant to Section 8.03 of the Master Indenture (the "Collection Account"), (ii) the Series 2001-A Cash Collateral Account and all monies and investments deposited therein or credited thereto pursuant to Section 4.12(a) of the Series 2001-A Supplement (the "Cash Collateral Account") and (iii) the Series 2001-A Spread Account and all monies and investments deposited therein or credited thereto pursuant to Section 4.11(a) of the Series 2001-A Supplement (the "Spread Account" and, together with the monies and investments deposited in or credited to the Collection Account or the Cash Collateral Account, the "Securities Accounts Collateral"). The Master Indenture and the Supplemental Indenture create a valid and continuing security interest (as defined in the applicable UCC) (the "Supplemental Indenture Security Interest" and, together with the Master Indenture Security Interest, the "Security Interests") in favor of the Indenture


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     Trustee in the Accounts and all funds on deposit from time to time therein or credited thereto and in all proceeds thereof, as described in the Master Indenture, the Series 2001-A Supplement and this Supplemental Indenture and as maintained for the benefit of the Series 2001-A Noteholders, which Security Interests are prior to all other liens (other than permitted liens under the Master Indenture, the Series 2001-A Supplement, the Supplement or the Supplemental Indenture), and is enforceable as such as against creditors of and purchasers from the Trust

          (b) With respect to the Collection Account, the Cash Collateral Account and the Spread Account and all funds on deposit from time to time therein or Eligible Investments credited thereto and in all proceeds thereof:

               i. The Collection Account, the Cash Collateral Account and the Spread Account constitute "securities accounts" within the meaning of the applicable UCC, and the Indenture Trustee's rights and property interest with respect to the monies and investments deposited therein or credited thereto constitute "security entitlements" within the meaning of the applicable UCC.

               ii. All of the Eligible Investments in the Collection Account, the Cash Collateral Account and the Spread Account have been and will have been credited to the Collection Account, the Cash Collateral Account and Spread Account, respectively. The Indenture Trustee, acting as securities intermediary, has agreed to treat all assets credited to the Accounts as "financial assets" within the meaning of the applicable UCC.

               iii. At the time of each transfer and assignment of Securities
                    Accounts Collateral to the Indenture Trustee pursuant to the Series 2001-A Supplement, the Master Indenture and the Supplemental Indenture, the Trust owned and had good and marketable title to such Securities Accounts Collateral free and clear of any lien, claim or encumbrance of any Person, except for permitted liens under the Master Indenture, the Series 2001-A Supplement and the Supplemental Indenture.

               iv. The Trust has received all consents and approvals required by the terms of the Securities Accounts Collateral to the transfer to the Indenture Trustee of its interest and rights in the Securities Accounts Collateral under the Master Indenture, the Series 2001-A Supplement and the Supplemental Indenture.

               v. The Trust has taken all steps necessary to cause the Indenture Trustee, acting as securities intermediary, to become the registered entitlement holder of any Securities Accounts Collateral.

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          vi.  Other than the transfer and the security interest granted to the
               Indenture Trustee pursuant to the Master Indenture, the Series 2001-A Supplement and this Supplemental Indenture, the Trust has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Securities Accounts Collateral. The Trust has not authorized the filing of and is not aware of any financing statements against the Trust that include a description of collateral covering the Securities Accounts Collateral other than any financing statements relating to the security interest granted to the Indenture Trustee pursuant to the Master Indenture or the Series 2001-A Supplement or that has been terminated. The Trust is not aware of any judgment or tax lien filings against the Trust.

          vii. The Accounts are not in the name of any person other than the Indenture Trustee. Each Account is maintained by the Indenture Trustee. The Trust has not consented to the securities intermediary of any Account complying with entitlement orders of any person other than the Indenture Trustee.

     5. Existing Definitions. Each term used but not defined herein shall have the meaning assigned to such term in the Master Indenture or the Series 2001-A Supplement, as applicable.

     6. Waiver of Notice. The parties to this Supplemental Indenture hereby waive any required notifications or notice periods with respect to this Supplemental Indenture and waive any required notifications or notice periods with respect to any payments or final distributions on the Series 2001-A Notes that may be specified in the Master Indenture or the Indenture Supplement.

     7. Counterparts. This Supplemental Indenture may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Supplemental Indenture to the Master Indenture.

     8. Ratification of Master Indenture and the Indenture Supplement. Except as provided herein, all provisions, terms and conditions of the Master Indenture and the Indenture Supplement shall remain in full force and effect. As amended hereby, the Master Indenture and the Indenture Supplement are ratified and confirmed in all respects.

     9. Severability. Any provision contained in this Supplemental Indenture that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Supplemental Indenture in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

     10. Headings. The headings contained in this Supplemental Indenture are for reference purposes only and shall not in any way affect the meaning or interpretation of this Supplemental Indenture.

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     11. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

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     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed by their respective officers as of the day and year first above written.

                       CONSECO PRIVATE LABEL CREDIT CARD
                       MASTER NOTE TRUST, as Trust

                       By: WILMINGTON TRUST COMPANY, not in its
                       individual capacity but solely as Owner Trustee


                       By: /s/ Rachel L. Simpson
                           ---------------------------------
                           Name: Rachel L. Simpson
                           Title: Financial Services Officer

                       MILL CREEK BANK INC., as Servicer


                       By: /s/ Shawn R. Gensch
                           ---------------------------------
                           Name: Shawn R. Gensch
                           Title: President

                       U.S. BANK NATIONAL ASSOCIATION,
                         as Indenture Trustee


                       By: /s/ Tamara Schultz-Fugh
                       -------------------------------------
                       Name: Tamara Schultz-Fugh
                       Title: Vice President